UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Mid Cap Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

9/30/08

MDV-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 14, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Aspen Insurance Holdings Ltd.	2.4%
Timken Co.	2.4%
Omnicare, Inc.	2.4%
NVR, Inc.	2.3%
Lorillard, Inc.	2.3%
TCF Financial Corp.	2.3%
PPG Industries, Inc.	2.3%
Pepsi Bottling Group, Inc.	2.3%
PG&E Corp.	2.3%
Equity Residential, REIT	2.2%

Equity sectors
Financial Services	26.0%
Utilities & Communications	18.0%
Industrial Goods & Services	9.1%
Health Care	7.8%
Technology	6.2%
Leisure	5.5%
Autos & Housing	5.4%
Consumer Staples	5.0%
Basic Materials	4.8%
Retailing	4.6%
Special Products & Services	2.4%
Energy	2.1%

Percentages are based on net assets as of 9/30/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2008, Class A shares of the MFS Mid Cap Value Fund provided a total return of –24.36%, at net asset value. This compares with a return of –20.50% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations.

Detractors from Performance

Stock selection in the utilities and communications sector held back performance relative to the Russell Midcap Value Index. Power generation company NRG Energy was among the fund’s top detractors. Shares of NRG fell as the economic slowdown, rising coal costs, and declining gas prices dampened the company’s outlook.

Management Review – continued

Stock selection and, to a lesser extent, an underweighted position in the basic materials sector also detracted from relative performance. The fund’s positioning in steel manufacturer U.S. Steel hurt relative results. Not owning strong-performing agricultural chemical manufacturer, The Mosaic Company, further dampened relative returns.

A combination of stock selection and an overweighted position in the industrial goods and services sector also hampered relative performance. Holdings of leading diversified industrial manufacturer Eaton Corp. negatively affected the fund’s relative return. The share price of Eaton Corp. dropped as the company lowered its earnings outlook.

Although security selection in the health care sector had an adverse effect on relative results, no individual stocks within this sector were among the fund’s top detractors over the reporting period.

Stocks in other sectors that detracted from relative performance included insurance company Genworth Financial and cruise operator Royal Caribbean Cruises. Not owning strong-performing railroad company CSX Corp., and the fund’s positioning in commercial banking firm Sovereign Bancorp, mortgage lender Countrywide Financial (g) and computer hard drive maker Western Digital also hurt results.

Contributors to Performance

Security selection in the technology sector boosted relative performance. Holdings of storage networking solutions supplier QLogic was among the fund’s top contributors.

Stock selection in the energy sector also bolstered relative returns. The fund’s positioning in integrated oil and gas company Hess was the greatest relative contributor over the reporting period. Shares of Hess rose as plans were prepared to drill for oil in a much-anticipated site off the coast of Brazil.

Although stock selection in the leisure sector was a contributing factor to relative results, no individual stocks within this sector were among the fund’s top contributors.

Elsewhere, holdings of real estate investment trust company Equity Residential and property and casualty insurance firm Aspen Insurance Holdings were top relative contributors. The fund’s positioning in banking firms TCF Financial and UnionBanCal (g), pharmaceutical services company Omnicare, and energy products and services supplier Constellation Energy (g) helped relative results. Not owning consumer and small business banking firm Washington Mutual was another positive factor as this distressed bank fell into bankruptcy amid the global credit crisis.

The fund’s cash position was a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when

Management Review – continued

equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Jonathan Sage

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 9/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	8/31/01	(24.36)%	6.17%	5.35%
B	11/01/01	(24.84)%	5.48%	4.71%
C	11/01/01	(24.80)%	5.50%	4.72%
I	11/01/01	(24.07)%	6.54%	5.72%
R1	4/01/05	(24.89)%	5.63%	4.97%
R2 (formerly Class R3)	10/31/03	(24.49)%	5.86%	5.13%
R3 (formerly Class R4)	4/01/05	(24.23)%	6.18%	5.36%
R4 (formerly Class R5)	4/01/05	(24.11)%	6.38%	5.49%
529A	7/31/02	(24.53)%	5.90%	5.11%
529B	7/31/02	(24.94)%	5.23%	4.53%
529C	7/31/02	(24.97)%	5.24%	4.55%

Comparative benchmark

Russell Midcap Value Index (f)	(20.50)%	9.97%	8.40%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(28.71)%	4.92%	4.47%
B With CDSC (Declining over six years from 4% to 0%) (x)	(27.57)%	5.17%	4.71%
C With CDSC (1% for 12 months) (x)	(25.48)%	5.50%	4.72%
529A With Initial Sales Charge (5.75%)	(28.87)%	4.66%	4.23%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(27.67)%	4.93%	4.53%
529C With CDSC (1% for 12 months) (x)	(25.65)%	5.24%	4.55%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, August 31, 2001 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after Class A shares includes the performance of the fund’s Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2008 through September 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/08	Ending Account Value 9/30/08	Expenses Paid During Period (p) 4/01/08-9/30/08
A	Actual	1.38%	$1,000.00	$884.06	$6.50
	Hypothetical (h)	1.38%	$1,000.00	$1,018.10	$6.96
B	Actual	2.03%	$1,000.00	$880.74	$9.54
	Hypothetical (h)	2.03%	$1,000.00	$1,014.85	$10.23
C	Actual	2.03%	$1,000.00	$880.85	$9.55
	Hypothetical (h)	2.03%	$1,000.00	$1,014.85	$10.23
I	Actual	1.03%	$1,000.00	$885.45	$4.86
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
R1	Actual	2.01%	$1,000.00	$880.68	$9.45
	Hypothetical (h)	2.01%	$1,000.00	$1,014.95	$10.13
R2 (formerly R3)	Actual	1.50%	$1,000.00	$883.22	$7.06
	Hypothetical (h)	1.50%	$1,000.00	$1,017.50	$7.57
R3 (formerly R4)	Actual	1.26%	$1,000.00	$884.81	$5.94
	Hypothetical (h)	1.26%	$1,000.00	$1,018.70	$6.36
R4 (formerly R5)	Actual	1.03%	$1,000.00	$885.40	$4.85
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
529A	Actual	1.48%	$1,000.00	$882.76	$6.97
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
529B	Actual	2.13%	$1,000.00	$881.19	$10.02
	Hypothetical (h)	2.13%	$1,000.00	$1,014.35	$10.73
529C	Actual	2.13%	$1,000.00	$880.61	$10.01
	Hypothetical (h)	2.13%	$1,000.00	$1,014.35	$10.73

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.9%
Issuer	Shares/Par	Value ($)

Apparel Manufacturers - 0.2%
Coach, Inc. (a)	59,140	$1,480,866

Automotive - 1.1%
Autoliv, Inc.	182,190	$6,148,913
Goodyear Tire & Rubber Co. (a)	131,560	2,014,184

		$8,163,097
Biotechnology - 0.8%
Invitrogen Corp. (a)	153,760	$5,812,128

Brokerage & Asset Managers - 1.6%
Invesco Ltd.	342,180	$7,178,936
TD AMERITRADE Holding Corp. (a)	241,710	3,915,702

		$11,094,638
Business Services - 1.9%
Fidelity National Information Services, Inc.	188,340	$3,476,756
Lender Processing Services, Inc.	94,170	2,874,068
Western Union Co.	287,140	7,083,744

		$13,434,568
Cable TV - 0.7%
Liberty Global, Inc., “A” (a)	156,110	$4,730,133

Chemicals - 2.3%
PPG Industries, Inc.	279,640	$16,308,605

Computer Software - 1.0%
Parametric Technology Corp. (a)	394,700	$7,262,480

Computer Software - Systems - 0.2%
Computer Sciences Corp. (a)	40,560	$1,630,106

Construction - 3.8%
Masco Corp.	394,080	$7,069,795
NVR, Inc. (a)	29,130	16,662,360
Sherwin-Williams Co.	61,240	3,500,478

		$27,232,633

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Goods & Services - 0.5%
Priceline.com, Inc. (a)	48,300	$3,305,169

Electrical Equipment - 2.5%
Anixter International, Inc. (a)	66,000	$3,927,660
WESCO International, Inc. (a)	431,563	13,887,697

		$17,815,357
Electronics - 1.8%
Intersil Corp., “A”	444,520	$7,370,142
National Semiconductor Corp.	174,690	3,006,415
SanDisk Corp. (a)	116,640	2,280,312

		$12,656,869
Energy - Independent - 0.5%
Stone Energy Corp. (a)	44,800	$1,896,384
W&T Offshore, Inc.	60,900	1,661,961

		$3,558,345
Energy - Integrated - 0.5%
Hess Corp.	40,916	$3,358,385

Engineering - Construction - 0.3%
Foster Wheeler Ltd. (a)	60,800	$2,195,488

Entertainment - 0.3%
Regal Entertainment Group, “A”	157,690	$2,488,348

Food & Beverages - 2.7%
Coca-Cola Enterprises, Inc.	80,390	$1,348,140
J.M. Smucker Co.	31,460	1,594,707
Pepsi Bottling Group, Inc.	552,550	16,117,884

		$19,060,731
Furniture & Appliances - 0.5%
Tupperware Brands Corp.	124,190	$3,431,370

Gaming & Lodging - 1.4%
Royal Caribbean Cruises Ltd.	462,130	$9,589,198

General Merchandise - 2.7%
Family Dollar Stores, Inc.	538,370	$12,759,369
Macy’s, Inc.	371,460	6,678,851

		$19,438,220

Portfolio of Investments - continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Health Maintenance Organizations - 0.9%
CIGNA Corp.	193,940	$6,590,081

Insurance - 10.0%
Allied World Assurance Co. Holdings Ltd.	262,780	$9,333,946
Aspen Insurance Holdings Ltd.	618,580	17,010,950
Employers Holdings, Inc.	49,800	865,524
Endurance Specialty Holdings Ltd.	408,580	12,633,294
Genworth Financial, Inc., “A”	1,193,170	10,273,194
IPC Holdings Ltd.	75,650	2,285,386
Max Capital Group Ltd.	159,590	3,707,276
PartnerRe Ltd.	77,810	5,298,083
Protective Life Corp.	157,390	4,487,189
RenaissanceRe Holdings Ltd.	46,060	2,395,120
W.R. Berkley Corp.	106,170	2,500,304

		$70,790,266
Leisure & Toys - 1.2%
Hasbro, Inc.	177,670	$6,168,702
Scientific Games Corp. (a)	110,570	2,545,321

		$8,714,023
Machinery & Tools - 5.5%
Eaton Corp.	264,080	$14,836,014
Kennametal, Inc.	166,360	4,511,683
Timken Co.	598,235	16,959,962
Trinity Industries, Inc.	101,850	2,620,601

		$38,928,260
Major Banks - 0.5%
PNC Financial Services Group, Inc.	47,660	$3,560,202

Medical & Health Technology & Services - 4.4%
AmerisourceBergen Corp.	141,550	$5,329,358
HealthSouth Corp. (a)	89,190	1,643,772
LifePoint Hospitals, Inc. (a)	59,210	1,903,009
Lincare Holdings, Inc. (a)	170,270	5,123,424
Omnicare, Inc.	586,290	16,867,563

		$30,867,126
Medical Equipment - 1.4%
Cooper Cos., Inc.	212,920	$7,401,099
Hill-Rom Holdings, Inc.	74,600	2,261,126

		$9,662,225

Portfolio of Investments - continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 1.0%
Allegheny Technologies, Inc.	78,940	$2,332,677
Reliance Steel & Aluminum Co.	17,470	663,336
United States Steel Corp.	48,910	3,795,905

		$6,791,918
Natural Gas - Distribution - 3.1%
Energen Corp.	52,800	$2,390,784
Questar Corp.	315,680	12,917,626
Sempra Energy	125,700	6,344,079

		$21,652,489
Natural Gas - Pipeline - 3.7%
El Paso Corp.	1,181,820	$15,080,023
Williams Cos., Inc.	477,180	11,285,307

		$26,365,330
Network & Telecom - 1.4%
QLogic Corp. (a)	661,420	$10,159,411

Oil Services - 1.1%
Helix Energy Solutions Group, Inc. (a)	170,700	$4,144,596
Patterson-UTI Energy, Inc.	179,500	3,593,590

		$7,738,186
Other Banks & Diversified Financials - 6.3%
American Capital Ltd.	117,730	$3,003,292
East West Bancorp, Inc.	632,110	8,659,907
Hertz Global Holdings, Inc. (a)	131,740	997,272
New York Community Bancorp, Inc.	284,610	4,778,602
Northern Trust Corp.	66,520	4,802,744
Sovereign Bancorp, Inc.	1,430,960	5,652,292
TCF Financial Corp.	914,790	16,466,220

		$44,360,329
Personal Computers & Peripherals - 1.8%
NetApp, Inc. (a)	76,210	$1,389,308
Western Digital Corp. (a)	528,270	11,262,716

		$12,652,024
Pharmaceuticals - 0.3%
Medicis Pharmaceutical Corp., “A”	137,200	$2,045,652

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pollution Control - 0.8%
Allied Waste Industries, Inc. (a)	493,390	$5,481,563

Real Estate - 7.6%
Apartment Investment & Management, “A”, REIT	313,706	$10,985,984
BRE Properties, Inc., REIT	102,310	5,013,190
Equity Residential, REIT	357,710	15,885,901
Host Hotels & Resorts, Inc., REIT	544,370	7,234,677
Kilroy Realty Corp., REIT	102,600	4,903,254
Mack-Cali Realty Corp., REIT	247,410	8,379,777
Taubman Centers, Inc., REIT	34,670	1,733,500

		$54,136,283
Restaurants - 1.9%
Darden Restaurants, Inc.	474,360	$13,580,927

Specialty Chemicals - 1.5%
Air Products & Chemicals, Inc.	61,580	$4,217,614
Airgas, Inc.	125,550	6,233,558

		$10,451,172
Specialty Stores - 1.7%
Advance Auto Parts, Inc.	268,070	$10,631,656
AnnTaylor Stores Corp. (a)	76,600	1,581,024

		$12,212,680
Telephone Services - 4.1%
Embarq Corp.	365,050	$14,802,778
Qwest Communications International, Inc.	1,723,570	5,567,131
Virgin Media, Inc.	1,143,670	9,034,993

		$29,404,902
Tobacco - 2.3%
Lorillard, Inc.	232,800	$16,563,720

Utilities - Electric Power - 7.1%
American Electric Power Co., Inc.	82,250	$3,045,717
CMS Energy Corp.	104,930	1,308,477
DPL, Inc.	94,600	2,346,080
Edison International	44,900	1,791,510
NRG Energy, Inc. (a)	442,810	10,959,548
Pepco Holdings, Inc.	637,670	14,609,020
PG&E Corp.	427,310	16,002,760

		$50,063,112
Total Common Stocks (Identified Cost, $831,663,022)		$686,818,615

Portfolio of Investments – continued

Repurchase Agreements - 0.7%
Issuer	Shares/Par	Value ($)

Morgan Stanley, 1.50%, dated 9/30/08, due 10/01/08, total to be received $5,082,212 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$5,082,000	$5,082,000
Total Investments (Identified Cost, $836,745,022)		$691,900,615

Other Assets, Less Liabilities - 2.4%		17,158,656
Net Assets - 100.0%		$709,059,271

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $836,745,022)	$691,900,615
Cash	906
Receivable for investments sold	3,215,110
Receivable for fund shares sold	14,658,447
Interest and dividends receivable	1,115,713
Other assets	1,525
Total assets		$710,892,316
Liabilities
Payable for fund shares reacquired	$1,352,991
Payable to affiliates
Investment adviser	777
Management fee	28,615
Shareholder servicing costs	329,611
Distribution and service fees	6,279
Administrative services fee	649
Program manager fees	7
Payable for independent trustees’ compensation	2,549
Accrued expenses and other liabilities	111,567
Total liabilities		$1,833,045
Net assets		$709,059,271
Net assets consist of
Paid-in capital	$859,499,100
Unrealized appreciation (depreciation) on investments	(144,844,407)
Accumulated distributions in excess of net realized gain on investments	(10,592,549)
Undistributed net investment income	4,997,127
Net assets		$709,059,271
Shares of beneficial interest outstanding		67,611,644

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$144,892,268
Shares outstanding	13,969,309
Net asset value per share		$10.37
Offering price per share (100/94.25 × net asset value per share)		$11.00
Class B shares
Net assets	$34,037,218
Shares outstanding	3,412,520
Net asset value and offering price per share		$9.97
Class C shares
Net assets	$21,380,837
Shares outstanding	2,142,800
Net asset value and offering price per share		$9.98
Class I shares
Net assets	$493,191,969
Shares outstanding	46,559,517
Net asset value, offering price, and redemption price per share		$10.59
Class R1 shares
Net assets	$1,515,832
Shares outstanding	153,214
Net asset value, offering price, and redemption price per share		$9.89
Class R2 shares (formerly Class R3 shares)
Net assets	$11,365,797
Shares outstanding	1,112,659
Net asset value, offering price, and redemption price per share		$10.21
Class R3 shares (formerly Class R4 shares)
Net assets	$1,333,359
Shares outstanding	128,614
Net asset value, offering price, and redemption price per share		$10.37
Class R4 shares (formerly Class R5 shares)
Net assets	$50,247
Shares outstanding	4,815
Net asset value, offering price, and redemption price per share		$10.43
Class 529A shares
Net assets	$812,853
Shares outstanding	79,343
Net asset value and redemption price per share		$10.24
Offering price per share (100/94.25 × net asset value per share)		$10.86

Statement of Assets and Liabilities – continued

Class 529B shares
Net assets	$206,044
Shares outstanding	21,051
Net asset value and offering price per share		$9.79
Class 529C shares
Net assets	$272,847
Shares outstanding	27,802
Net asset value and offering price per share		$9.81

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$16,552,725
Interest	533,330
Total investment income		$17,086,055
Expenses
Management fee	$6,439,277
Distribution and service fees	1,569,088
Program manager fees	2,707
Shareholder servicing costs	1,542,411
Administrative services fee	124,242
Retirement plan administration and services fees	9,551
Independent trustees’ compensation	20,640
Custodian fee	155,861
Shareholder communications	20,535
Auditing fees	30,784
Legal fees	16,149
Miscellaneous	160,991
Total expenses		$10,092,236
Fees paid indirectly	(263)
Reduction of expenses by investment adviser	(4,490)
Net expenses		$10,087,483
Net investment income		$6,998,572
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investment transactions (identified cost basis)		$2,932,775
Net change in unrealized appreciation (depreciation) on investments		$(239,709,157)
Net realized and unrealized gain (loss) on investments		$(236,776,382)
Change in net assets from operations		$(229,777,810)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2008	2007
Change in net assets
From operations
Net investment income	$6,998,572	$8,589,941
Net realized gain (loss) on investments	2,932,775	72,543,441
Net unrealized gain (loss) on investments	(239,709,157)	45,848,735
Change in net assets from operations	$(229,777,810)	$126,982,117
Distributions declared to shareholders
From net investment income
Class A	$(1,834,704)	$(549,261)
Class C	(8,477)	—
Class I	(6,930,188)	(3,907,377)
Class R (b)	—	(11,988)
Class R1	(7,176)	—
Former Class R2 (b)	(46,357)	(21,883)
Class R2 (formerly Class R3)	(33,600)	(4,692)
Class R3 (formerly Class R4)	(13,330)	(6,706)
Class R4 (formerly Class R5)	(669)	(392)
Class 529A	(5,508)	(65)
From net realized gain on investments
Class A	(17,666,240)	(4,107,567)
Class B	(5,521,190)	(2,545,421)
Class C	(3,078,198)	(1,193,455)
Class I	(50,382,710)	(14,774,288)
Class R (b)	(108,301)	(180,871)
Class R1	(140,107)	(25,855)
Former Class R2 (b)	(760,266)	(174,770)
Class R2 (formerly Class R3)	(419,458)	(74,629)
Class R3 (formerly Class R4)	(144,200)	(37,405)
Class R4 (formerly Class R5)	(5,341)	(1,700)
Class 529A	(83,370)	(25,841)
Class 529B	(25,265)	(6,853)
Class 529C	(34,695)	(12,175)
Total distributions declared to shareholders	$(87,249,350)	$(27,663,194)
Change in net assets from fund share transactions	$132,170,445	$2,819,718
Total change in net assets	$(184,856,715)	$102,138,641
Net assets
At beginning of period	893,915,986	791,777,345
At end of period (including undistributed net investment income of $4,997,127 and $6,888,419, respectively)	$709,059,271	$893,915,986

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.15	$13.47	$14.45	$13.13	$10.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.13	$0.05	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.50)	2.00	0.56	2.56	2.43
Total from investment operations	$(3.42)	$2.13	$0.61	$2.55	$2.41
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.05)	$—	$—	$—
From net realized gain on investments	(1.23)	(0.40)	(1.59)	(1.23)	—
Total distributions declared to shareholders	$(1.36)	$(0.45)	$(1.59)	$(1.23)	$—
Net asset value, end of period	$10.37	$15.15	$13.47	$14.45	$13.13
Total return (%) (r)(s)(t)	(24.36)	16.12	4.41	20.11	22.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.29	1.34	1.36	1.36
Expenses after expense reductions (f)	1.34	1.29	1.34	1.35	1.34
Net investment income (loss)	0.64	0.85	0.34	(0.07)	(0.17)
Portfolio turnover	69	56	122	126	128
Net assets at end of period (000 Omitted)	$144,892	$148,571	$146,373	$142,972	$83,631

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$14.57		$13.01	$14.10	$12.91	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.03	$(0.04)	$(0.10)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.37)		1.93	0.54	2.52	2.40
Total from investment operations	$(3.37)		$1.96	$0.50	$2.42	$2.30
Less distributions declared to shareholders
From net realized gain on investments	$(1.23)		$(0.40)	$(1.59)	$(1.23)	$—
Net asset value, end of period	$9.97		$14.57	$13.01	$14.10	$12.91
Total return (%) (r)(s)(t)	(24.84)		15.31	3.68	19.40	21.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99		1.94	1.99	2.01	2.01
Expenses after expense reductions (f)	1.99		1.94	1.99	2.00	1.99
Net investment income (loss)	(0.03)		0.20	(0.33)	(0.73)	(0.82)
Portfolio turnover	69		56	122	126	128
Net assets at end of period (000 Omitted)	$34,037		$72,726	$88,922	$113,672	$88,348

Class C	Years ended 9/30
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$14.58		$13.01	$14.10	$12.92	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.03	$(0.04)	$(0.10)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.37)		1.94	0.54	2.51	2.41
Total from investment operations	$(3.37)		$1.97	$0.50	$2.41	$2.31
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$—	$—
From net realized gain on investments	(1.23)		(0.40)	(1.59)	(1.23)	—
Total distributions declared to shareholders	$(1.23)		$(0.40)	$(1.59)	$(1.23)	$—
Net asset value, end of period	$9.98		$14.58	$13.01	$14.10	$12.92
Total return (%) (r)(s)(t)	(24.80)		15.38	3.68	19.30	21.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99		1.94	1.99	2.01	2.01
Expenses after expense reductions (f)	1.99		1.94	1.99	2.00	1.99
Net investment income (loss)	(0.02)		0.20	(0.31)	(0.72)	(0.82)
Portfolio turnover	69		56	122	126	128
Net assets at end of period (000 Omitted)	$21,381		$41,066	$39,939	$42,162	$25,482

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.43	$13.72	$14.65	$13.25	$10.80
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.18	$0.10	$0.04	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(3.57)	2.04	0.56	2.59	2.45
Total from investment operations	$(3.44)	$2.22	$0.66	$2.63	$2.47
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.11)	$—	$—	$—
From net realized gain on investments	(1.23)	(0.40)	(1.59)	(1.23)	(0.02)
Total distributions declared to shareholders	$(1.40)	$(0.51)	$(1.59)	$(1.23)	$(0.02)
Net asset value, end of period	$10.59	$15.43	$13.72	$14.65	$13.25
Total return (%) (r)(s)	(24.07)	16.47	4.72	20.56	22.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.94	0.99	1.01	1.01
Expenses after expense reductions (f)	0.99	0.94	0.99	1.00	0.99
Net investment income	1.01	1.21	0.72	0.28	0.18
Portfolio turnover	69	56	122	126	128
Net assets at end of period (000 Omitted)	$493,192	$610,121	$498,403	$386,860	$249,118

Class R1	Years ended 9/30
	2008		2007	2006	2005 (i)
Net asset value, beginning of period	$14.54		$12.99	$14.09	$13.03
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.01	$(0.04)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.36)		1.94	0.53	1.12	(g)
Total from investment operations	$(3.36)		$1.95	$0.49	$1.06
Less distributions declared to shareholders
From net investment income	$(0.06)		$—	$—	$—
From net realized gain on investments	(1.23)		(0.40)	(1.59)	—
Total distributions declared to shareholders	$(1.29)		$(0.40)	$(1.59)	$—
Net asset value, end of period	$9.89		$14.54	$12.99	$14.09
Total return (%) (r)(s)	(24.89)		15.25	3.61	8.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03		2.09	2.19	2.21	(a)
Expenses after expense reductions (f)	2.03		2.04	2.09	2.20	(a)
Net investment income (loss)	(0.00)		0.07	(0.32)	(0.83	)(a)
Portfolio turnover	69		56	122	126
Net assets at end of period (000 Omitted)	$1,516		$1,215	$849	$313

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 9/30
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$14.93	$13.29	$14.31	$13.06	$11.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.01	$(0.06)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.46)	1.99	0.56	2.54	1.74	(g)
Total from investment operations	$(3.39)	$2.07	$0.57	$2.48	$1.68
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.03)	$—	$—	$—
From net realized gain on investments	(1.23)	(0.40)	(1.59)	(1.23)	(0.01)
Total distributions declared to shareholders	$(1.33)	$(0.43)	$(1.59)	$(1.23)	$(0.01)
Net asset value, end of period	$10.21	$14.93	$13.29	$14.31	$13.06
Total return (%) (r)(s)	(24.49)	15.80	4.16	19.66	14.79	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.63	1.74	1.76	1.78	(a)
Expenses after expense reductions (f)	1.51	1.59	1.64	1.75	1.76	(a)
Net investment income (loss)	0.59	0.52	0.09	(0.45)	(0.62	)(a)
Portfolio turnover	69	56	122	126	128
Net assets at end of period (000 Omitted)	$11,366	$4,275	$2,415	$1,218	$212

Class R3 (formerly Class R4)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.11	$13.46	$14.45	$13.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.12	$0.09	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.49)	2.00	0.51	1.13	(g)
Total from investment operations	$(3.40)	$2.12	$0.60	$1.13
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.07)	$—	$—
From net realized gain on investments	(1.23)	(0.40)	(1.59)	—
Total distributions declared to shareholders	$(1.34)	$(0.47)	$(1.59)	$—
Net asset value, end of period	$10.37	$15.11	$13.46	$14.45
Total return (%) (r)(s)	(24.23)	16.06	4.33	8.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.34	1.39	1.41	(a)
Expenses after expense reductions (f)	1.27	1.34	1.39	1.40	(a)
Net investment income (loss)	0.73	0.80	0.68	(0.06	)(a)
Portfolio turnover	69	56	122	126
Net assets at end of period (000 Omitted)	$1,333	$1,187	$1,194	$54

See Notes to Financial Statements

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 9/30
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.21	$13.53	$14.48	$13.32
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.17	$0.08	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(3.52)	2.00	0.56	1.14	(g)
Total from investment operations	$(3.40)	$2.17	$0.64	$1.16
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.09)	$—	$—
From net realized gain on investments	(1.23)	(0.40)	(1.59)	—
Total distributions declared to shareholders	$(1.38)	$(0.49)	$(1.59)	$—
Net asset value, end of period	$10.43	$15.21	$13.53	$14.48
Total return (%) (r)(s)	(24.11)	16.37	4.63	8.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.09	1.11	(a)
Expenses after expense reductions (f)	1.02	1.04	1.09	1.10	(a)
Net investment income	0.98	1.11	0.60	0.24	(a)
Portfolio turnover	69	56	122	126
Net assets at end of period (000 Omitted)	$50	$66	$57	$54

Class 529A	Years ended 9/30
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$14.96	$13.29		$14.32	$13.05	$10.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.08		$0.01	$(0.04)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.47)	1.99		0.55	2.54	2.42
Total from investment operations	$(3.41)	$2.07		$0.56	$2.50	$2.37
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.00	)(w)	$—	$—	$—
From net realized gain on investments	(1.23)	(0.40)		(1.59)	(1.23)	—
Total distributions declared to shareholders	$(1.31)	$(0.40)		$(1.59)	$(1.23)	$—
Net asset value, end of period	$10.24	$14.96		$13.29	$14.32	$13.05
Total return (%) (r)(s)(t)	(24.53)	15.83		4.08	19.83	22.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.54		1.59	1.61	1.62
Expenses after expense reductions (f)	1.52	1.54		1.59	1.60	1.60
Net investment income (loss)	0.48	0.60		0.11	(0.32)	(0.42)
Portfolio turnover	69	56		122	126	128
Net assets at end of period (000 Omitted)	$813	$1,048		$1,252	$1,038	$643

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$14.35	$12.84	$13.97	$12.84	$10.58
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.01)	$(0.07)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.31)	1.92	0.53	2.49	2.39
Total from investment operations	$(3.33)	$1.91	$0.46	$2.36	$2.26
Less distributions declared to shareholders
From net realized gain on investments	$(1.23)	$(0.40)	$(1.59)	$(1.23)	$—
Net asset value, end of period	$9.79	$14.35	$12.84	$13.97	$12.84
Total return (%) (r)(s)(t)	(24.94)	15.11	3.40	19.01	21.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	2.19	2.24	2.26	2.26
Expenses after expense reductions (f)	2.17	2.19	2.24	2.25	2.24
Net investment loss	(0.18)	(0.04)	(0.56)	(0.97)	(1.07)
Portfolio turnover	69	56	122	126	128
Net assets at end of period (000 Omitted)	$206	$293	$214	$174	$135

Class 529C	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$14.38	$12.87	$14.00	$12.86	$10.59
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.01)	$(0.07)	$(0.13)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.32)	1.92	0.53	2.50	2.40
Total from investment operations	$(3.34)	$1.91	$0.46	$2.37	$2.27
Less distributions declared to shareholders
From net realized gain on investments	$(1.23)	$(0.40)	$(1.59)	$(1.23)	$—
Net asset value, end of period	$9.81	$14.38	$12.87	$14.00	$12.86
Total return (%) (r)(s)(t)	(24.97)	15.08	3.39	19.06	21.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	2.19	2.24	2.26	2.26
Expenses after expense reductions (f)	2.17	2.19	2.24	2.25	2.24
Net investment loss	(0.19)	(0.04)	(0.55)	(0.95)	(1.06)
Portfolio turnover	69	56	122	126	128
Net assets at end of period (000 Omitted)	$273	$439	$396	$353	$178

See Notes to Financial Statements

Financial Highlights – continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation.

Notes to Financial Statements – continued

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and

Notes to Financial Statements – continued

believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders is as follows:

	9/30/08	9/30/07
Ordinary income (including any short-term capital gains)	$41,000,968	$5,384,992
Long-term capital gain	46,248,382	22,278,202
Total distributions	$87,249,350	$27,663,194

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/08
Cost of investments	$837,905,041
Gross appreciation	22,523,030
Gross depreciation	(168,527,456)
Net unrealized appreciation (depreciation)	$(146,004,426)
Undistributed ordinary income	4,997,127
Post-October capital loss deferral	(9,385,546)
Other temporary differences	(46,984)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended September 30, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Notes to Financial Statements – continued

Effective October 1, 2008, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $1 billion.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.25% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2010. For the year ended September 30, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $15,545 and $1,145 for the year ended September 30, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$652,028
Class B	0.75%	0.25%	1.00%	1.00%	521,146
Class C	0.75%	0.25%	1.00%	1.00%	298,741
Class R (b)	0.25%	0.25%	0.50%	0.50%	5,078
Class R1	0.75%	0.25%	1.00%	0.91%	15,104
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	22,670
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	41,124
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	3,906
Class 529A	0.25%	0.25%	0.50%	0.35%	3,195
Class 529B	0.75%	0.25%	1.00%	1.00%	2,547
Class 529C	0.75%	0.25%	1.00%	1.00%	3,549
Total Distribution and Service Fees					$1,569,088

Notes to Financial Statements – continued

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2008 based on each class’ average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2008, were as follows:

Amount
Class A	$244
Class B	63,280
Class C	4,731
Class 529B	62
Class 529C	32

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.18% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2008, were as follows:

Amount
Class 529A	$1,608
Class 529B	457
Class 529C	642
Total Program Manager Fees	$2,707

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2008, the fee was $300,056, which equated to 0.0350% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $426,874.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2008, these costs for the fund amounted to $815,481 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended September 30, 2008, the fund paid MFS an annual retirement

Notes to Financial Statements – continued

plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.13%	$2,144
Former Class R2 (b)	0.25%	—	—	0.11%	5,196
Class R2 (formerly Class R3)	0.15%	—	—	0.02%	1,734
Class R3 (formerly Class R4)	0.15%	—	—	0.03%	461
Class R4 (formerly Class R5)	0.10%	—	—	0.03%	16
Total Retirement Plan Administration and Services Fees					$9,551

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,264 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,490, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $623,197,834 and $581,439,535, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,513,261	$122,557,176	2,803,924	$41,815,294
Class B	250,698	3,093,764	672,146	9,601,911
Class C	321,786	4,022,160	680,999	9,713,880
Class I	4,919,019	62,472,622	3,237,747	48,616,352
Class R (b)	58,648	822,596	113,556	1,683,438
Class R1	95,755	1,206,587	100,466	1,424,063
Former Class R2 (b)	245,625	3,102,506	479,553	6,895,787
Class R2 (formerly Class R3)	1,126,907	13,952,889	379,368	5,553,895
Class R3 (formerly Class R4)	86,565	1,172,199	171,583	2,520,600
Class R4 (formerly Class R5)	—	—	—	—
Class 529A	17,032	213,237	15,581	230,632
Class 529B	1,233	15,072	5,289	74,230
Class 529C	3,944	48,860	4,835	67,551
	15,640,473	$212,679,668	8,665,047	$128,197,633
Shares issued to shareholders in reinvestment of distributions
Class A	886,185	$11,431,766	310,425	$4,383,192
Class B	412,477	5,143,592	170,422	2,327,961
Class C	219,904	2,744,401	76,472	1,045,379
Class I	4,361,712	57,312,898	1,301,900	18,681,665
Class R (b)	7,701	99,727	12,273	172,675
Class R1	11,907	147,283	1,897	25,855
Former Class R2 (b)	64,839	806,603	14,382	196,603
Class R2 (formerly Class R3)	35,618	453,058	5,700	79,321
Class R3 (formerly Class R4)	12,221	157,530	3,129	44,111
Class R4 (formerly Class R5)	464	6,010	147	2,092
Class 529A	6,965	88,878	1,815	25,379
Class 529B	2,062	25,265	508	6,853
Class 529C	2,823	34,695	901	12,175
	6,024,878	$78,451,706	1,899,971	$27,003,261

Notes to Financial Statements – continued

	Year ended 9/30/08		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,238,485)	$(67,036,601)	(4,174,046)	$(61,492,985)
Class B	(2,240,533)	(27,482,883)	(2,688,807)	(38,291,132)
Class C	(1,215,039)	(15,163,882)	(1,010,202)	(14,302,789)
Class I	(2,253,635)	(27,947,235)	(1,342,532)	(20,342,980)
Class R (b)	(373,990)	(5,227,754)	(328,099)	(4,823,914)
Class R1	(38,010)	(453,465)	(84,192)	(1,189,600)
Former Class R2 (b)	(876,472)	(10,598,412)	(305,666)	(4,431,150)
Class R2 (formerly Class R3)	(336,203)	(4,103,992)	(280,414)	(4,083,892)
Class R3 (formerly Class R4)	(48,723)	(606,496)	(184,838)	(2,750,625)
Class R4 (formerly Class R5)	—	—	—	—
Class 529A	(14,724)	(193,850)	(41,561)	(559,269)
Class 529B	(2,686)	(31,226)	(1,992)	(27,561)
Class 529C	(9,465)	(115,133)	(6,023)	(85,279)
	(12,647,965)	$(158,960,929)	(10,448,372)	$(152,381,176)
Net change
Class A	4,160,961	$66,952,341	(1,059,697)	$(15,294,499)
Class B	(1,577,358)	(19,245,527)	(1,846,239)	(26,361,260)
Class C	(673,349)	(8,397,321)	(252,731)	(3,543,530)
Class I	7,027,096	91,838,285	3,197,115	46,955,037
Class R (b)	(307,641)	(4,305,431)	(202,270)	(2,967,801)
Class R1	69,652	900,405	18,171	260,318
Former Class R2 (b)	(566,008)	(6,689,303)	188,269	2,661,240
Class R2 (formerly Class R3)	826,322	10,301,955	104,654	1,549,324
Class R3 (formerly Class R4)	50,063	723,233	(10,126)	(185,914)
Class R4 (formerly Class R5)	464	6,010	147	2,092
Class 529A	9,273	108,265	(24,165)	(303,258)
Class 529B	609	9,111	3,805	53,522
Class 529C	(2,698)	(31,578)	(287)	(5,553)
	9,017,386	$132,170,445	116,646	$2,819,718

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Moderate Allocation Fund were the owners of record of approximately 31%, 22% and 14%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2008, the fund’s commitment fee and interest expense were $3,769 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust XI and Shareholders of
MFS Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust XI), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 17, 2008

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or

Trustees and Officers – continued

removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Jonathan Sage

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including changes to the Fund’s investment process and portfolio management team in 2006. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint

Board Review of Investment Advisory Agreement – continued

effective October 1, 2008. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and

Board Review of Investment Advisory Agreement – continued

various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A and Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $46,380,030 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 38.27% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

eDelivery

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS®
INVESTMENT MANAGEMENT

MFS® Blended ResearchSM Core Equity Fund

(formerly MFS® Union Standard® Equity Fund)

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

9/30/08

UNE-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 14, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.6%
Bank of America Corp.	2.7%
Wal-Mart Stores, Inc.	2.6%
JPMorgan Chase & Co.	2.4%
Procter & Gamble Co.	2.3%
PepsiCo, Inc.	2.3%
Intel Corp.	2.0%
International Business Machines Corp.	1.9%
Johnson & Johnson	1.8%
Merck & Co., Inc.	1.7%

Equity sectors
Financial Services	15.0%
Technology	14.2%
Health Care	12.9%
Energy	10.6%
Industrial Goods & Services	8.9%
Consumer Staples	8.9%
Utilities & Communications	8.3%
Retailing	5.5%
Leisure	4.8%
Basic Materials	4.2%
Special Products & Services	3.1%
Transportation	1.6%
Autos & Housing	1.2%

Percentages are based on net assets as of 9/30/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2008, Class A shares of the MFS Blended Research Core Equity Fund provided a total return of –21.90%, at net asset value. This compares with a return of –21.98% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). Effective June 1, 2008, the MFS Blended Research Core Equity Fund changed its name from MFS Union Standard Equity Fund and its primary investment policy was revised to remove the fund’s union-sensitive and labor-sensitive mandate.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations.

Contributors to Performance

Positive relative stock selection and an underweighted position in the otherwise struggling financial services sector contributed to the fund’s

3

Management Review – continued

performance relative to the S&P 500 Index during the reporting period. The fund’s positioning in poor-performing insurance firm American International Group (g) boosted relative results as the company’s stock price suffered amid the current crisis in the financial markets. Not owning weak-performing financial services firms, Wachovia and Citigroup, and mortgage financer Fannie Mae were also significant positive factors for relative returns.

Favorable security selection in the industrial goods and services sector was another positive area of relative performance. Defense contractor Lockheed Martin was among the fund’s top contributors. Shares of Lockheed Martin outperformed in recent months as investors reacted positively to news of several contract wins, including a $2.2 billion contract for F-35 jets for the Air Force and a new global positioning satellite contract worth potentially $3.6 billion.

Aided by positive security selection, the leisure sector also benefited relative returns. Cable services provider Comcast and fast food restaurant company Yum! Brands (g) were strong contributors in this sector. Comcast reported quarterly earnings that exceeded consensus expectations and attributed the positive results to favorable subscriber trends due to increased operations and marketing.

Individual securities in other sectors that helped relative performance included biotechnology firm Amgen and food company General Mills.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Stock selection in the utilities and communications sector detracted from relative performance. Wireless telecommunications provider Qwest and natural gas-focused energy company Questar were among the fund’s top detractors over the reporting period. Qwest’s profitability declined due, in part, to subscriber line loss in both business and consumer areas which led to disappointing quarterly results.

Security selection in the energy sector also hindered relative results. The fund’s positioning in global integrated energy company Hess held back relative returns.

Stock selection in the retailing sector also had a negative impact on relative performance. No individual holdings within this sector were among the fund’s top detractors.

The financial services sector was the top contributing sector to relative performance overall, largely due to under weighting and our avoidance of some particularly hard hit firms. Nevertheless, there were several individual securities within this sector among the fund’s top relative detractors. These included

4

Management Review – continued

insurance and investment company Genworth Financial, mortgage lending firm Countrywide Financial (g), and financial services firm Morgan Stanley.

Elsewhere, software giant Microsoft, flash memory storage products maker SanDisk (g), pharmaceutical company Merck, and computer giant Apple dampened relative performance.

Respectfully,

Matthew Krummell	Jonathan Sage
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

Note to Shareholders: On June 1, 2008, Matthew Krummell became a co-manager of the fund.

Note to Shareholders: Effective June 1, 2008, the fund changed its name from MFS Union Standard Equity Fund to MFS Blended Research Core Equity Fund and the fund’s policy of normally investing at least 80% of its net assets in union-sensitive and labor-sensitive companies was discontinued.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	8/07/97	(21.90)%	7.04%	0.17%
B	8/11/97	(22.46)%	6.33%	(0.50)%
C	8/11/97	(22.46)%	6.34%	(0.48)%
I	1/14/94	(21.62)%	7.41%	0.51%
R1	9/02/08	(22.46)%	6.33%	(0.50)%
R2	9/02/08	(22.46)%	6.33%	(0.50)%
R3	9/02/08	(21.97)%	7.03%	0.16%
R4	9/02/08	(21.90)%	7.04%	0.17%

Comparative benchmark

Standard & Poor’s 500 Stock Index (f)	(21.98)%	5.17%	3.06%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(26.39)%	5.78%	(0.43)%
B With CDSC (Declining over six years from 4% to 0%) (x)	(25.49)%	6.01%	(0.50)%
C With CDSC (1% for 12 months) (x)	(23.21)%	6.34%	(0.48)%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

Performance for Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not

7

Performance Summary – continued

been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2008 through September 30, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/08	Ending Account Value 9/30/08	Expenses Paid During Period (p) 4/01/08-9/30/08
A	Actual	1.04%	$1,000.00	$900.65	$4.94
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
B	Actual	1.72%	$1,000.00	$896.97	$8.16
	Hypothetical (h)	1.72%	$1,000.00	$1,016.40	$8.67
C	Actual	1.72%	$1,000.00	$896.77	$8.16
	Hypothetical (h)	1.72%	$1,000.00	$1,016.40	$8.67
I	Actual	0.76%	$1,000.00	$902.18	$3.61
	Hypothetical (h)	0.76%	$1,000.00	$1,021.20	$3.84
R1	Actual (i)	1.60%	$1,000.00	$903.65	$1.21
	Hypothetical (h)	1.60%	$1,000.00	$1,017.00	$8.07
R2	Actual (i)	1.10%	$1,000.00	$903.65	$0.83
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
R3	Actual (i)	0.85%	$1,000.00	$903.87	$0.64
	Hypothetical (h)	0.85%	$1,000.00	$1,020.75	$4.29
R4	Actual (i)	0.60%	$1,000.00	$904.59	$0.45
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03

(h)	5% class return per year before expenses.
(i)	For the period of the class inception, 09/02/08 through the stated period end.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.90%, 1.60%, 1.60% and 0.60% for A, B, C, and I classes, respectively; the actual expenses paid during the period would have been approximately $4.28, $7.59, $7.59, and $2.85 for A, B, C and I classes, respectively; and the hypothetical expenses paid during the period would have been approximately $4.55, $8.07, $8.07 and $3.03 for A, B, C and I classes, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

9/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)

Aerospace - 3.2%
Boeing Co.	3,189	$182,886
Lockheed Martin Corp.	7,552	828,228
Northrop Grumman Corp.	10,219	618,658

		$1,629,772
Automotive - 0.2%
Johnson Controls, Inc.	4,160	$126,173

Biotechnology - 1.6%
Amgen, Inc. (a)	13,810	$818,519

Broadcasting - 0.7%
Walt Disney Co.	12,080	$370,735

Brokerage & Asset Managers - 1.5%
Goldman Sachs Group, Inc.	4,111	$526,208
Morgan Stanley	9,958	229,034

		$755,242
Business Services - 2.1%
Accenture Ltd., “A”	7,670	$291,460
Visa, Inc., “A”	6,340	389,213
Western Union Co.	17,060	420,870

		$1,101,543
Cable TV - 1.7%
Comcast Corp., “A”	19,567	$384,100
Time Warner Cable, Inc., “A” (a)	21,200	513,040

		$897,140
Chemicals - 1.6%
3M Co.	6,710	$458,360
Terra Nitrogen Co. LP	3,430	376,786

		$835,146
Computer Software - 3.4%
Microsoft Corp.	19,292	$514,903
Oracle Corp. (a)	40,434	821,215

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
Symantec Corp. (a)	9,900	$193,842
VeriSign, Inc. (a)	8,118	211,717

		$1,741,677
Computer Software - Systems - 4.3%
Apple, Inc. (a)	5,488	$623,766
Hewlett-Packard Co.	12,650	584,936
International Business Machines Corp.	8,611	1,007,143

		$2,215,845
Construction - 1.0%
NVR, Inc. (a)	880	$503,360

Consumer Goods & Services - 3.6%
Apollo Group, Inc., “A” (a)	8,520	$505,236
Colgate-Palmolive Co.	2,249	169,462
Procter & Gamble Co.	16,781	1,169,468

		$1,844,166
Electrical Equipment - 3.4%
Anixter International, Inc. (a)	7,540	$448,705
General Electric Co.	33,534	855,117
WESCO International, Inc. (a)	14,270	459,209

		$1,763,031
Electronics - 2.9%
Applied Materials, Inc.	12,840	$194,269
Intel Corp.	54,397	1,018,856
National Semiconductor Corp.	15,740	270,885

		$1,484,010
Energy - Independent - 0.9%
Apache Corp.	4,630	$482,816

Energy - Integrated - 7.5%
Chevron Corp.	4,489	$370,253
ConocoPhillips	2,530	185,323
Exxon Mobil Corp.	30,869	2,397,287
Hess Corp.	7,080	581,126
Marathon Oil Corp.	9,170	365,608

		$3,899,597

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 4.2%
Coca-Cola Co.	7,240	$382,851
General Mills, Inc.	1,662	114,213
Pepsi Bottling Group, Inc.	17,400	507,558
PepsiCo, Inc.	16,395	1,168,472

		$2,173,094
Food & Drug Stores - 1.4%
CVS Caremark Corp.	21,686	$729,951

Gaming & Lodging - 0.9%
Royal Caribbean Cruises Ltd.	22,080	$458,160

General Merchandise - 3.2%
Family Dollar Stores, Inc.	14,480	$343,176
Wal-Mart Stores, Inc.	22,060	1,321,173

		$1,664,349
Health Maintenance Organizations - 1.3%
WellPoint, Inc. (a)	14,080	$658,522

Insurance - 4.0%
Genworth Financial, Inc., “A”	30,970	$266,652
Hartford Financial Services Group, Inc.	3,641	149,245
MetLife, Inc.	4,021	225,176
Prudential Financial, Inc.	9,907	713,304
Travelers Cos., Inc.	15,875	717,550

		$2,071,927
Internet - 1.1%
Google, Inc., “A” (a)	1,478	$591,969

Leisure & Toys - 0.4%
Electronic Arts, Inc. (a)	5,680	$210,103

Machinery & Tools - 2.0%
Eaton Corp.	8,479	$476,350
Timken Co.	19,979	566,405

		$1,042,755
Major Banks - 8.9%
Bank of America Corp.	40,006	$1,400,210
Bank of New York Mellon Corp.	18,980	618,368
JPMorgan Chase & Co.	26,313	1,228,817

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
PNC Financial Services Group, Inc.	2,750	$205,425
State Street Corp.	5,970	339,574
Wells Fargo & Co.	21,560	809,147

		$4,601,541
Medical & Health Technology & Services - 0.4%
Omnicare, Inc.	6,980	$200,815

Medical Equipment - 2.1%
Boston Scientific Corp. (a)	20,440	$250,799
Cooper Cos., Inc.	3,010	104,628
Medtronic, Inc.	7,460	373,746
Zimmer Holdings, Inc. (a)	5,641	364,183

		$1,093,356
Metals & Mining - 1.1%
Cleveland-Cliffs, Inc.	3,100	$164,114
Nucor Corp.	3,930	155,235
United States Steel Corp.	3,391	263,176

		$582,525
Natural Gas - Distribution - 0.7%
Questar Corp.	8,870	$362,960

Natural Gas - Pipeline - 1.3%
El Paso Corp.	7,600	$96,976
Williams Cos., Inc.	24,750	585,338

		$682,314
Network & Telecom - 1.4%
Cisco Systems, Inc. (a)	31,410	$708,610

Oil Services - 2.2%
Exterran Holdings, Inc. (a)	2,440	$77,982
Halliburton Co.	8,650	280,174
Helix Energy Solutions Group, Inc. (a)	7,490	181,857
National Oilwell Varco, Inc. (a)	7,890	396,315
Noble Corp.	4,500	197,550

		$1,133,878
Other Banks & Diversified Financials - 0.3%
CapitalSource, Inc., REIT	13,090	$161,007

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Personal Computers & Peripherals - 1.1%
NetApp, Inc. (a)	18,310	$333,791
Western Digital Corp. (a)	9,960	212,347

		$546,138
Pharmaceuticals - 7.5%
Abbott Laboratories	2,200	$126,676
Bristol-Myers Squibb Co.	37,999	792,279
Johnson & Johnson	13,495	934,934
Merck & Co., Inc.	27,752	875,853
Pfizer, Inc.	29,700	547,668
Schering-Plough Corp.	11,870	219,239
Wyeth	9,894	365,484

		$3,862,133
Pollution Control - 0.3%
Allied Waste Industries, Inc. (a)	13,101	$145,552

Railroad & Shipping - 1.1%
Union Pacific Corp.	8,070	$574,261

Real Estate - 0.3%
Equity Residential, REIT	3,700	$164,317

Restaurants - 1.1%
Darden Restaurants, Inc.	19,480	$557,712

Specialty Chemicals - 1.5%
Air Products & Chemicals, Inc.	2,160	$147,938
Praxair, Inc.	8,716	625,286

		$773,224
Specialty Stores - 0.9%
Ross Stores, Inc.	4,220	$155,338
Staples, Inc.	14,400	324,000

		$479,338
Telephone Services - 3.2%
AT&T, Inc.	18,704	$522,216
Embarq Corp.	10,260	416,043
Qwest Communications International, Inc.	55,153	178,144
Verizon Communications, Inc.	16,886	541,872

		$1,658,275

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 2.1%
Altria Group, Inc.	16,692	$331,169
Philip Morris International, Inc.	15,140	728,234

		$1,059,403
Trucking - 0.5%
J.B. Hunt Transport Services, Inc.	5,100	$170,187
United Parcel Service, Inc., “B”	1,400	88,046

		$258,233
Utilities - Electric Power - 3.1%
American Electric Power Co., Inc.	16,490	$610,625
Edison International	13,039	520,256
FirstEnergy Corp.	2,990	200,300
FPL Group, Inc.	5,060	254,518

		$1,585,699
Total Common Stocks (Identified Cost, $56,509,666)		$51,260,893

Repurchase Agreements - 0.7%
Morgan Stanley, 1.50%, dated 9/30/08, due 10/1/08, total to be received $359,015 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$359,000	$359,000
Total Investments (Identified Cost, $56,868,666)		$51,619,893

Other Assets, Less Liabilities - 0.1%		44,175
Net Assets - 100.0%		$51,664,068

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $56,868,666)	$51,619,893
Cash	786
Receivable for fund shares sold	87,868
Interest and dividends receivable	60,039
Receivable from investment adviser	63,583
Other assets	283
Total assets		$51,832,452
Liabilities
Payable for fund shares reacquired	$86,369
Payable to affiliates
Management fee	1,678
Shareholder servicing costs	21,689
Distribution and service fees	637
Administrative services fee	97
Payable for independent trustees’ compensation	688
Accrued expenses and other liabilities	57,226
Total liabilities		$168,384
Net assets		$51,664,068
Net assets consist of
Paid-in capital	$56,810,301
Unrealized appreciation (depreciation) on investments	(5,248,773)
Accumulated distributions in excess of net realized gain on investments	(157,557)
Undistributed net investment income	260,097
Net assets		$51,664,068
Shares of beneficial interest outstanding		4,088,977

17

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$25,907,173
Shares outstanding	2,054,899
Net asset value per share		$12.61
Offering price per share (100/94.25 × net asset value per share)		$13.38
Class B shares
Net assets	$2,033,990
Shares outstanding	164,277
Net asset value and offering price per share		$12.38
Class C shares
Net assets	$1,809,914
Shares outstanding	147,248
Net asset value and offering price per share		$12.29
Class I shares
Net assets	$21,551,396
Shares outstanding	1,693,607
Net asset value, offering price, and redemption price per share		$12.73
Class R1 shares
Net assets	$90,357
Shares outstanding	7,299
Net asset value, offering price, and redemption price per share		$12.38
Class R2 shares
Net assets	$90,394
Shares outstanding	7,299
Net asset value, offering price, and redemption price per share		$12.38
Class R3 shares
Net assets	$90,413
Shares outstanding	7,174
Net asset value, offering price, and redemption price per share		$12.60
Class R4 shares
Net assets	$90,431
Shares outstanding	7,174
Net asset value, offering price, and redemption price per share		$12.61

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,692,673
Interest	33,752
Total investment income		$1,726,425
Expenses
Management fee	$529,368
Distribution and service fees	184,716
Shareholder servicing costs	92,063
Administrative services fee	21,903
Independent trustees’ compensation	4,805
Custodian fee	27,041
Shareholder communications	6,221
Auditing fees	47,811
Legal fees	2,897
Registration fees	100,307
Miscellaneous	11,722
Total expenses		$1,028,854
Fees paid indirectly	(161)
Reduction of expenses by investment adviser and distributor	(134,840)
Net expenses		$893,853
Net investment income		$832,572
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions		$6,300,713
Change in unrealized appreciation (depreciation)
Investments		$(25,124,836)
Net realized and unrealized gain (loss) on investments		$(18,824,123)
Change in net assets from operations		$(17,991,551)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2008	2007

Change in net assets
From operations
Net investment income	$832,572	$658,970
Net realized gain (loss) on investments	6,300,713	7,734,137
Net unrealized gain (loss) on investments	(25,124,836)	6,953,840
Change in net assets from operations	$(17,991,551)	$15,346,947
Distributions declared to shareholders
From net investment income
Class A	$(446,672)	$(162,288)
Class B	(1,977)	(3,565)
Class C	(7,305)	(3,383)
Class I	(773,970)	(296,528)
From net realized gain on investments
Class A	(785,413)	—
Class B	(63,123)	—
Class C	(54,747)	—
Class I	(992,169)	—
Total distributions declared to shareholders	$(3,125,376)	$(465,764)
Change in net assets from fund share transactions	$(31,310,327)	$21,920,314
Total change in net assets	$(52,427,254)	$36,801,497
Net assets
At beginning of period	104,091,322	67,289,825
At end of period (including undistributed net investment income of $260,097 and $657,957, respectively)	$51,664,068	$104,091,322

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.67	$14.01	$12.33	$10.82	$9.49
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.09	$0.09	$0.10	$0.06
Net realized and unrealized gain (loss) on investments	(3.71)	2.65	1.70	1.47	1.33
Total from investment operations	$(3.57)	$2.74	$1.79	$1.57	$1.39
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.08)	$(0.11)	$(0.06)	$(0.06)
From net realized gain on investments	(0.32)	—	—	—	—
Total distributions declared to shareholders	$(0.49)	$(0.08)	$(0.11)	$(0.06)	$(0.06)
Net asset value, end of period	$12.61	$16.67	$14.01	$12.33	$10.82
Total return (%) (r)(s)(t)	(21.90)	19.64	14.58	14.51	14.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.35	1.47	1.54	1.52
Expenses after expense reductions (f)	1.18	1.30	1.30	1.30	1.30
Net investment income	0.91	0.60	0.66	0.88	0.54
Portfolio turnover	91	41	28	48	59
Net assets at end of period (000 Omitted)	$25,907	$43,612	$24,213	$9,994	$7,896

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.32	$13.74	$12.09	$10.62	$9.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$0.00 (w)	$0.03	$(0.01)
Net realized and unrealized gain (loss) on investments	(3.64)	2.61	1.66	1.44	1.30
Total from investment operations	$(3.61)	$2.60	$1.66	$1.47	$1.29
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)	$(0.01)	$—	$—
From net realized gain on investments	(0.32)	—	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.02)	$(0.01)	$—	$—
Net asset value, end of period	$12.38	$16.32	$13.74	$12.09	$10.62
Total return (%) (r)(s)(t)	(22.46)	18.90	13.74	13.84	13.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.00	2.13	2.19	2.17
Expenses after expense reductions (f)	1.85	1.95	1.95	1.95	1.95
Net investment income (loss)	0.23	(0.05)	0.03	0.25	(0.11)
Portfolio turnover	91	41	28	48	59
Net assets at end of period (000 Omitted)	$2,034	$4,183	$2,376	$2,082	$2,234

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 9/30
	2008	2007	2006	2005		2004
Net asset value, beginning of period	$16.23	$13.67	$12.06	$10.59		$9.30
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$0.00 (w)	$0.03		$(0.01)
Net realized and unrealized gain (loss) on investments	(3.61)	2.60	1.65	1.44		1.30
Total from investment operations	$(3.58)	$2.59	$1.65	$1.47		$1.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)	$(0.04)	$(0.00	)(w)	$—
From net realized gain on investments	(0.32)	—	—	—		—
Total distributions declared to shareholders	$(0.36)	$(0.03)	$(0.04)	$(0.00	)(w)	$—
Net asset value, end of period	$12.29	$16.23	$13.67	$12.06		$10.59
Total return (%) (r)(s)(t)	(22.46)	18.94	13.69	13.90		13.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.00	2.12	2.19		2.17
Expenses after expense reductions (f)	1.86	1.95	1.95	1.95		1.95
Net investment income (loss)	0.23	(0.05)	0.04	0.23		(0.11)
Portfolio turnover	91	41	28	48		59
Net assets at end of period (000 Omitted)	$1,810	$3,340	$1,460	$790		$659

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 9/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.84	$14.12	$12.43	$10.90	$9.56
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.15	$0.14	$0.15	$0.09
Net realized and unrealized gain (loss) on investments	(3.72)	2.68	1.69	1.47	1.34
Total from investment operations	$(3.54)	$2.83	$1.83	$1.62	$1.43
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.11)	$(0.14)	$(0.09)	$(0.09)
From net realized gain on investments	(0.32)	—	—	—	—
Total distributions declared to shareholders	$(0.57)	$(0.11)	$(0.14)	$(0.09)	$(0.09)
Net asset value, end of period	$12.73	$16.84	$14.12	$12.43	$10.90
Total return (%) (r)(s)	(21.62)	20.11	14.89	14.94	14.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.00	1.13	1.19	1.17
Expenses after expense reductions (f)	0.88	0.95	0.95	0.95	0.95
Net investment income	1.20	0.96	1.03	1.23	0.89
Portfolio turnover	91	41	28	48	59
Net assets at end of period (000 Omitted)	$21,551	$52,956	$39,241	$34,200	$29,693

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Year ended 9/30
	2008 (i)
Net asset value, beginning of period	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments	(1.33	)(g)
Total from investment operations	$(1.32)
Net asset value, end of period	$12.38
Total return (%) (r)(s)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.93	(a)
Expenses after expense reductions (f)	1.60	(a)
Net investment income	0.88	(a)
Portfolio turnover	91
Net assets at end of period (000 Omitted)	$90

Class R2	Year ended 9/30
	2008 (i)
Net asset value, beginning of period	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments	(1.33	)(g)
Total from investment operations	$(1.32)
Net asset value, end of period	$12.38
Total return (%) (r)(s)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.43	(a)
Expenses after expense reductions (f)	1.10	(a)
Net investment income	1.38	(a)
Portfolio turnover	91
Net assets at end of period (000 Omitted)	$90

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Year ended 9/30
	2008 (i)
Net asset value, beginning of period	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments	(1.36	)(g)
Total from investment operations	$(1.34)
Net asset value, end of period	$12.60
Total return (%) (r)(s)	(9.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	(a)
Expenses after expense reductions (f)	0.85	(a)
Net investment income	1.64	(a)
Portfolio turnover	91
Net assets at end of period (000 Omitted)	$90

Class R4	Year ended 9/30
	2008 (i)
Net asset value, beginning of period	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments	(1.35	)(g)
Total from investment operations	$(1.33)
Net asset value, end of period	$12.61
Total return (%) (r)(s)	(9.54	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	(a)
Expenses after expense reductions (f)	0.60	(a)
Net investment income	1.88	(a)
Portfolio turnover	91
Net assets at end of period (000 Omitted)	$90

See Notes to Financial Statements

26

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of the funds shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, September 2, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Fund (formerly MFS Union Standard Equity Fund) (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third

28

Notes to Financial Statements – continued

party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of the bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

29

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

30

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and redemptions in-kind.

The tax character of distributions declared to shareholders is as follows:

	9/30/08	9/30/07
Ordinary income (including any short-term capital gains)	$1,243,303	$465,764
Long-term capital gain	1,882,073	—
Total distributions	$3,125,376	$465,764

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/08
Cost of investments	$57,187,097
Gross appreciation	$3,209,867
Gross depreciation	(8,777,071)
Net unrealized appreciation (depreciation)	$(5,567,204)
Undistributed ordinary income	260,097
Undistributed long-term capital gain	160,874

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. At commencement of the period, the funds management fee was computed daily and paid monthly at an annual rate of 0.65% of the funds average daily net assets. Effective June 1, 2008, the management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The management fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.30% annually of the fund’s average daily net assets. This written agreement will continue through January 31, 2009 unless changed or rescinded by the fund’s Board of Trustees. In addition, effective June 1, 2008 (September 2, 2008, for Class R1, Class R2, Class R3, and Class R4 shares), the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual fund operating

32

Notes to Financial Statements – continued

expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.90%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%

This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund’s Board of Trustees. For the year ended September 30, 2008, the reduction under these agreements amounted to $129,296 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,158 for the year ended September 30, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.34%	$127,974
Class B	0.75%	0.25%	1.00%	1.00%	30,160
Class C	0.75%	0.25%	1.00%	1.00%	26,443
Class R1 (i)	0.75%	0.25%	1.00%	1.00%	79
Class R2 (i)	0.25%	0.25%	0.50%	0.50%	40
Class R3 (i)	—	0.25%	0.25%	0.25%	20
Total Distribution and Service Fees					$184,716

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2008 based on each class’ average daily net assets. Effective June 1, 2008 0.05% of the Class A distribution fee is currently being waived under a written waiver arrangement through February 28, 2009. For the year ended September 30, 2008, this waiver amounted to $5,104 and is reflected as a reduction of total expenses in the Statement of Operations.
(i)	For the period from the class’ inception, September 2, 2008 (Classes R1, R2, and R3) through the stated period end.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a

33

Notes to Financial Statements – continued

shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2008, were as follows:

Amount
Class A	$—
Class B	3,159
Class C	353

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2008, the fee was $20,965, which equated to 0.0253% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $71,098.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended September 30, 2008 was equivalent to an annual effective rate of 0.0264% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin

34

Notes to Financial Statements – continued

Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $640 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $440, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $75,236,085 and $84,888,654, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/08 (i)		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	806,341	$12,555,255	2,192,727	$34,428,986
Class B	19,182	289,413	180,259	2,685,116
Class C	43,758	659,756	132,162	1,970,685
Class I	59,340	947,516	369,409	5,706,218
Class R1	7,299	100,000	—	—
Class R2	7,299	100,000	—	—
Class R3	7,174	100,000	—	—
Class R4	7,174	100,000	—	—
	957,567	$14,851,940	2,874,557	$44,791,005
Shares issued to shareholders in reinvestment of distributions
Class A	78,075	$1,201,119	10,689	$158,519
Class B	3,702	55,553	211	3,079
Class C	3,166	47,437	170	2,463
Class I	86,735	1,347,259	16,895	252,408
	171,678	$2,651,368	27,965	$416,469
Shares reacquired
Class A	(1,445,816)	$(21,569,951)	(1,315,938)	$(20,949,530)
Class B	(114,953)	(1,686,015)	(97,098)	(1,511,412)
Class C	(105,477)	(1,509,515)	(33,302)	(505,237)
Class I	(1,596,890)	(24,048,154)	(20,546)	(320,981)
	(3,263,136)	$(48,813,635)	(1,466,884)	$(23,287,160)

35

Notes to Financial Statements – continued

	Year ended 9/30/08 (i)		Year ended 9/30/07
	Shares	Amount	Shares	Amount
Net change
Class A	(561,400)	$(7,813,577)	887,478	$13,637,975
Class B	(92,069)	(1,341,049)	83,372	1,176,783
Class C	(58,553)	(802,322)	99,030	1,467,911
Class I	(1,450,815)	(21,753,379)	365,758	5,637,645
Class R1	7,299	100,000	—	—
Class R2	7,299	100,000	—	—
Class R3	7,174	100,000	—	—
Class R4	7,174	100,000	—	—
	(2,133,891)	$(31,310,327)	1,435,638	$21,920,314

(i)	For the period from the class’ inception, September 2, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended September 30, 2008, the fund’s commitment fee and interest expense were $355 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Redemption In-Kind

On June 2, 2008, the fund paid redemption proceeds by a distribution in-kind of portfolio securities that were valued at $21,639,636. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The distribution of such securities generated a realized gain of $4,863,382 for the fund.

36

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust XI and the Shareholders of

MFS Blended Research Core Equity Fund (formerly known as

MFS Union Standard Equity Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (formerly known as MFS Union Standard Equity Fund) (one of the portfolios comprising MFS Series Trust XI) (the “Trust”) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund (formerly known as MFS Union Standard Equity Fund) as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2008

37

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or

42

Trustees and Officers – continued

removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Matthew Krummell Jonathan Sage

43

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

44

Board Review of Investment Advisory Agreement – continued

(v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective June 1, 2008, the Fund changed its name (formerly the Fund was named MFS Union Standard Equity Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year

45

Board Review of Investment Advisory Agreement – continued

period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

46

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

47

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

48

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,882,073 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

eDelivery

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS®
INVESTMENT MANAGEMENT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2008 and 2007, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2008	2007
MFS Blended Research Core Equity Fund+	36,230	35,620

	Audit Fees
Fees billed by E&Y:	2008	2007
MFS Mid Cap Value Fund	24,100	24,795

For the fiscal years ended September 30, 2008 and 2007, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund+	0	0	6,719	7,112	1,207	485
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund+*	1,338,026	913,436	0	0	191,422	507,753

Aggregate fees for non-audit services:
	2008		2007
To MFS Blended Research Core Equity Fund+, MFS and MFS Related Entities#	1,687,586		1,566,069

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,401	4,252	0	0
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:
	2008		2007
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	211,539		214,343

+	The MFS Union Standard Equity Fund changed its name to the MFS Blended Research Core Equity Fund on June 1, 2008.

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: November 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: November 17, 2008

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 17, 2008

*	Print name and title of each signing officer under his or her signature.